                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-32072, 333-45276, 333-45284, 333-70203 and
333-73053) of King Pharmaceuticals, Inc. of our report dated February 16, 2001, except for the third paragraph of Note 1 which is as of September 19, 2001, relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K/A.



PricewaterhouseCoopers LLP
Atlanta, Georgia

September 19, 2001